Exhibit 10.25	ADDITIONAL COMPENSATION INFORMATION

Short-Term Incentives

Information regarding short-term incentives paid for 2006 and a description of short-term incentive opportunities for 2007 is included under Item 5.02 of the Company’s Form 8-K filed February 20, 2007, and incorporated by reference herein.

Information regarding short-term incentives paid for 2007 and a description of short-term incentive opportunities for 2008 is included under Item 5.02 of the Company’s Form 8-K filed February 25, 2008, and incorporated by reference herein.

Long-term Incentives

In February 2006, the Company granted Performance Restricted Right Stock Units as long-term incentives.  The forms of such awards are listed as exhibits to this Form 10-K

In February 2007, each named executive officer employed at that time was granted awards under the Company’s long-term incentive program for the January 1, 2007 through December 31, 2009 performance period.  The program is described in Item 5.02 of the Company’s Form 8-K filed on February 20, 2007, and the forms of awards are listed as exhibits to this Form 10-K.

In February 2008, each named executive officer employed at that time was granted awards under the Company’s long-term incentive program for the January 1, 2008 through December 31, 2010 performance period.  The program is described in Item 5.02 of the Company’s Form 8-K filed on February 25, 2008, and the forms of awards are listed as exhibits to this Form 10-K.

Base Salaries

The following annual base salaries for the Company’s named executive officers were established effective January 1, 2008:

Executive Officer	Annual Base Salary
M. Christine Jacobs	$535,000
Francis J. Tarallo	$295,000
Bruce W. Smith	$281,000
Patrick J. Ferguson	$252,000
Michael F. Lang	$205,000
R. Michael O’Bannon	$203,000

Director Compensation

A description of director compensation policies and procedures is included under the heading "Director Compensation for Fiscal Year-End December 31, 2006" in the Company’s proxy statement filed on March 30, 2007, and incorporated by reference herein.